Exhibit 10.5

AMENDMENT TO WHOLESALE SECURITY AGREEMENT

This Amendment dated as of May 15, 2007 is by and between Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of Texas, L.P. (individually a “Debtor” and collectively the “Debtors”), Rush GMC Truck Center of El Paso, Inc., Rush GMC Truck Center of Phoenix, Inc., Rush GMC Truck Center of San Diego, Inc., Rush GMC Truck Center of Tucson, Inc. (the “GMC Dealers”)and General Electric Capital Corporation (“Secured Party”).

Recitals

A.            Debtors and Secured Party are parties to a Wholesale Security Agreement dated September 20, 2005 (together with all amendments and addenda thereto the “WSA”).

B.            The GMC Dealers desire to become parties to the WSA and the parties hereto desire to add the GMC Dealers as parties thereto, together with any future wholly owned subsidiary of Rush Enterprises, Inc. (“REI”) or any wholly owned subsidiary of any Debtor now or hereafter a party to the WSA.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     Amendment.   Each of the GMC Dealers is hereby added as a party to the WSA and are subject to all of the terms and conditions of the WSA as if originally designated as a “Debtor” thereunder. In addition, any wholly owned subsidiary of REI, or any wholly owned subsidiary of any Debtor now or hereafter a party to the WSA, may become a “Debtor” under the WSA upon its agreement to be bound by the terms thereof, in a form acceptable to Secured Party, all without further action or consent of any of the Debtors or GMC Dealers.

2.     Miscellaneous.   This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.   No amendment, modification or discharge of this Amendment, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought.

Rush Truck Centers of Alabama, Inc.

Rush Truck Centers of Arizona, Inc.

Rush Truck Centers of California, Inc.

Rush Medium Duty Truck Centers of Colorado, Inc.

Rush Truck Centers of Colorado, Inc.

Rush Truck Centers of Florida, Inc.

Rush Truck Centers of Georgia, Inc.

Rush Truck Centers of New Mexico, Inc.

Rush Truck Centers of Oklahoma, Inc.

Rush Truck Centers of Tennessee, Inc.

Rush GMC Truck Center of El Paso, Inc.

Rush GMC Truck Center of Phoenix, Inc.

Rush GMC Truck Center of San Diego, Inc.

Rush GMC Truck Center of Tucson, Inc.

By:	/s/ W.M. “Rusty” Rush

Name:	W.M. “Rusty” Rush

Title:	President

Rush Truck Centers of Texas, L.P., a
Texas limited partnership

By:	RUSHTEX, INC., a Delaware corporation
General Partner

	By:	/s/ W.M. “Rusty” Rush

	Name:	W.M. “Rusty” Rush

	Title:	President

Agreed and Accepted at Irving, Texas

GENERAL ELECTRIC CAPITAL CORPORATION

By:		/s/ Patti Williams

Name:	Patti Williams

Title:	Senior Vice President

GUARANTOR CONSENT

The undersigned Guarantor hereby (i) consents to the foregoing Amendment to the Wholesale Security Agreement (“WSA”) and agrees that execution thereof shall not impair or otherwise affect any of its obligations and duties owed to Secured Party per the terms of its Continuing Guaranty dated September 20, 2005 (as amended the “Guaranty”) and (ii) agrees that the GMC Dealers shall be deemed a Company for all purposes under the terms of the Guaranty and (iii) agrees that any of its wholly owned subsidiaries, or any wholly owned subsidiary of any Debtor under the WSA, may become a “Debtor” under the above referenced WSA, and a Company subject to the Guaranty, upon such subsidiary’s agreement to be bound by the terms of the WSA, in a form acceptable to Secured Party, all without further action or consent of any of the Debtors subject to the WSA or the undersigned  Guarantor.

RUSH ENTERPRISES, INC.

By:	/s/ W.M. “Rusty” Rush

Name:	W.M. “Rusty” Rush

Title:	President

Witness:	/s/ Irma Emory
(signature)

Witness:	Irma Emory
(printed name)

Witness:	/s/ Natasha Aguilar
(signature)

Witness:	Natasha Aguilar
(printed name)